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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                January 28, 2003

                         Commission file number 0-18560

                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
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          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
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              (Address of principal executive offices) (Zip Code)


                                  912-651-8200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)


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Item 9.     Regulation FD Disclosure
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     On January 28, 2003, The Savannah Bancorp, Inc. ("Registrant") issued a press release with respect to its earnings for the year ended December 31, 2002 including five year and five quarter historical information.

     A copy of Registrant's press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.


Exhibit                                                              Page

Exhibit 99-1 - Registrant's Earnings Release dated January 28, 2003  E-1 to E-9






                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: January 29, 2003
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        Robert B. Briscoe
     Chief Financial Officer





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